UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2014

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Fiscal Year 2014 Bonus Plan

On March 25, 2014, the board of directors of Michaels Stores, Inc. (the “Company”) approved the fiscal year 2014 bonus plan (the “2014 Bonus Plan”) under which the named executive officers of the Company set forth below participate.  A copy of the 2014 Bonus Plan is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Name	Position
Carl S. Rubin	Chief Executive Officer
Charles M. Sonsteby	Chief Administrative Officer and Chief Financial Officer
Thomas C. DeCaro	Executive Vice President - Supply Chain
Philo T. Pappas	Executive Vice President - Merchandising

Item 9.01.                                        Financial Statements and Exhibits.

(d)                   Exhibits.

10.1	Form of Fiscal Year 2014 Bonus Plan for Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

	By:	/s/ Michael J. Veitenheimer
Michael J. Veitenheimer
Senior Vice President, Secretary
and General Counsel

Date: March 31, 2014

INDEX TO EXHIBITS

10.1	Form of Fiscal Year 2014 Bonus Plan for Executive Officers.